SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 18, 2002
                                                         -----------------

                          HomeSeekers.com, Incorporated
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Nevada                    0-23835               87-0397464
   ----------------------------       ------------        ------------------
   (State or Other Jurisdiction       (Commission            (IRS Employer
         of Incorporation)            File Number)        Identification No.)

              2800 Saturn Street, Suite 200, Brea, California  92821
             ---------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (714) 927-2700
                                 --------------
              (Registrant's telephone number, including area code)

                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 4.  Change in Registrant's Certifying Accountants

(a)(1)   Previous independent accountants

(i) On November 12, 2002, Corbin & Wertz were dismissed as independent accountants for HomeSeekers.com, Incorporated.

(ii) The report of Corbin & Wertz for the year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle. However, the report contained a paragraph expressing substantial doubt about the Registrant's ability to continue as a going concern. Corbin & Wertz did not serve as independent accountants for the Registrant during any prior periods.

(iii) The decision to change accountants was approved by the Registrant's board of directors.

(iv) In connection with its audit for the year ended December 31, 2001 and through November 12, 2002 there have been no disagreements with Corbin & Wertz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements if not resolved to the satisfaction of Corbin & Wertz, would have caused them to make reference thereto in their report on the financial statements for such years.


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(v)      During  the most  recent  year  ended  December  31,  2001 and  through
November 12, 2002 there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).


(2) The Registrant engaged Stonefield Josephson, Inc. as its new independent accountants as of November 15, 2002. During the two most recent years and through November 15, 2002, the Registrant has not consulted with Stonefield Josephson, Inc. on items regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion which might be rendered on the Registrant's financial statements.


(3) The Registrant has requested that Corbin & Wertz furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.3 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  16.3     Letter from Corbin & Wertz, former auditor




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned as duly authorized.

Dated:   November 18, 2002
                                     HomeSeekers.com, Incorporated

                                     By: /s/ Steven M. Crane
                                         --------------------
                                         Steven M. Crane
                                         President and Chief Operating Officer




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